UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2025

ULTA BEAUTY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33764	38-4022268
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Remington Blvd., Suite 120, Bolingbrook, Illinois 60440
(Address of Principal Executive Offices and zip code)

(630) 410-4800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ULTA	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

On June 11, 2025, Ulta Beauty, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following proposals:

●	The election of Michelle L. Collins, Kelly E. Garcia, Catherine A. Halligan, Patricia A. Little, George R. Mrkonic, Lorna E. Nagler, Heidi G. Petz, Gisel Ruiz, Michael C. Smith and Kecia L. Steelman as directors to hold office until the 2026 annual meeting of stockholders;
●	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year 2025, ending January 31, 2026; and
●	An advisory vote to approve the Company’s executive compensation.

As of the close of business on April 14, 2025, the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting, 45,147,875 shares of the Company’s common stock were outstanding and eligible to vote, with one vote for each share held. Approximately 87.52% of all shares were represented at the Annual Meeting in person or by proxy. The following are the final votes on the matters presented for stockholder consideration at the Annual Meeting:

Election of Directors

The stockholders elected Michelle L. Collins, Kelly E. Garcia, Catherine A. Halligan, Patricia A. Little, George R. Mrkonic, Lorna E. Nagler, Heidi G. Petz, Gisel Ruiz, Michael C. Smith and Kecia L. Steelman as directors to hold office until the 2026 annual meeting of stockholders. The results of the vote were as follows:

	For		Against		Abstain		Broker Non-Votes
Name	Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage(2)	Votes	Percentage(2)
Michelle L. Collins	35,953,677	99.29%	258,495	0.71%	45,909	N/A	3,257,139	N/A
Kelly E. Garcia	36,183,178	99.92%	29,172	0.08%	45,731	N/A	3,257,139	N/A
Catherine A. Halligan	35,047,258	96.78%	1,164,228	3.22%	46,595	N/A	3,257,139	N/A
Patricia A. Little	35,938,102	99.24%	274,750	0.76%	45,229	N/A	3,257,139	N/A
George R. Mrkonic	35,848,644	99.00%	362,978	1.00%	46,459	N/A	3,257,139	N/A
Lorna E. Nagler	35,280,379	97.43%	932,280	2.57%	45,422	N/A	3,257,139	N/A
Heidi G. Petz	36,170,539	99.88%	42,323	0.12%	45,219	N/A	3,257,139	N/A
Gisel Ruiz	35,213,610	97.24%	999,140	2.76%	45,331	N/A	3,257,139	N/A
Michael C. Smith	36,166,236	99.87%	45,859	0.13%	45,986	N/A	3,257,139	N/A
Kecia L. Steelman	36,037,219	99.52%	173,761	0.48%	47,101	N/A	3,257,139	N/A

Ratification of the Appointment of Ernst & Young LLP for Fiscal 2025

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year 2025, ending January 31, 2026. The results of the vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage
36,111,981	91.39%	3,354,349	8.49%	48,890	0.12%	0	0.00%

Advisory Vote to Approve the Company’s Executive Compensation

The stockholders approved the Company’s executive compensation. The results of the advisory vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (2)
32,532,318	89.72%	3,168,414	8.74%	557,349	1.54%	3,257,139	N/A

_______________

(1)Based on a total of all shares received and eligible to be counted as voted on this proposal at the Annual Meeting.

(2)“N/A” means that abstentions and/or broker non-votes do not have any effect on the voting results on this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTA BEAUTY, INC.

Date: June 13, 2025	By:	/s/ Rene G. Casares
Rene G. Casares
Chief Legal Officer

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